Sonder Holdings Inc. Amended and Restated Outside Director Compensation Policy This Amended and Restated Outside Director Compensation Policy (the “Policy”), as amended and restated on September 28, 2023 (the “Amendment Effective Date”), describes the cash compensation, grants of equity awards and other compensation or reimbursements (collectively, “Director Compensation”) to be provided to nonemployee members of the Board of Directors of Sonder Holdings Inc. (“Sonder” or the “Company”). Nonemployee members of Sonder’s Board of Directors (the “Board,” and members of the Board, the “Directors”) are referred to “Outside Directors” in the Policy. 1. CASH COMPENSATION a. Annual Cash Retainer. Each Outside Director will be paid a cash retainer of $35,000 per year. b. Additional Annual Cash Retainers for Service as Non-Executive Chair, Committee Chair and Committee Member. Each Outside Director who serves as in the following roles will be paid the annual fees shown: Independent Lead Director: $15,000 Audit Committee Chair: $20,000 Member of Audit Committee: $10,000 Compensation Committee Chair: $12,000 Member of Compensation Committee: $6,000 Nominating and Governance Committee Chair: $8,000 Member of Nominating and Governance Committee: $4,000 An Outside Director who serves as the chair of a Board committee will receive only the additional annual fee for serving as the chair of the committee. Such committee chair will not receive the annual fee otherwise payable for serving as a (non-chair) member of such committee. An Outside Director who serves as the Independent Lead Director will receive the annual fee as an Outside Director and the additional annual fee as the Lead Independent Director, if any. c. No Meeting Fees. No per meeting attendance fees will be paid for attending Board or Board committee meetings. d. Payments. Each annual cash retainer under this Policy will be paid quarterly in arrears on a prorated basis to each Outside Director who has served in the relevant capacity for any portion of Sonder’s immediately preceding fiscal quarter (“Fiscal Quarter”), and such payment will be made no later than 30 days following the end of that Fiscal Quarter. An individual who has served as an Outside Director for only a portion of the relevant Fiscal Quarter will receive a prorated payment based on the number of days the individual served as an Outside Director during such Fiscal Quarter. Payment will be made only for periods after the 4844-5435-8257.4 1

Effective Date. Proration will apply for Fiscal Quarter that includes the Effective Date, with proration based on the number of days from the Effective Date to the end of the Fiscal Quarter that includes the Effective Date. 2. EQUITY COMPENSATION Outside Directors will automatically be granted Awards under the Company’s 2021 Equity Incentive Plan, as amended (the “Plan”) in accordance with the following rules: a. No Discretion. No person will have any discretion to select which Outside Directors will be granted any Awards under this Policy or to determine the number of Shares to be covered by such Awards, except as otherwise provided in this Policy. b. Initial Awards. Each individual who first becomes an Outside Director following the Amendment Effective Date will be granted an award of Restricted Stock Units (an “Initial Award”) covering a number of Shares having a Value (as defined below) of $160,000, with any resulting fraction rounded down to the nearest whole Share. The Initial Award will be granted automatically on the first Trading Day that coincides with or follows the date on which the individual becomes an Outside Director (the “Initial Start Date”). However, an Outside Director will not be entitled to an Initial Award if the individual was or is an employee member of the Board who becomes an Outside Director due to termination of employment. Each Initial Award will be scheduled to vest in equal installments annually over three years following the Vesting Commencement Date on the same day as the Vesting Commencement Date, in each case subject to the Outside Director continuing to be an Outside Director through the applicable vesting date. For the avoidance of doubt, Initial Awards prior to the Amendment Effective Date had a Value of $320,000. c. Annual Award. On the first Trading Day immediately following each Annual Meeting of the Company’s stockholders (an “Annual Meeting”) that occurs after the Effective Date, each Outside Director automatically will be granted an award of Restricted Stock Units (an “Annual Award”) covering a number of Shares having a Value of $160,000, subject to the following. The first Annual Award granted to an individual who first becomes an Outside Director following the Effective Date will have a Value equal to the product of (A) $160,000 multiplied by (B) a fraction, (i) the numerator of which is the number of calendar months (not to exceed 12) during the period commencing with (and including) the calendar month in which the applicable Initial Start Date occurs and ending with (and including) the calendar month in which occurs the first Annual Meeting after the applicable initial Start Date, and (ii) the denominator of which is 12. Any fraction resulting from the Value calculation for any Annual Award will be rounded down to the nearest whole Share. Each Annual Award will be scheduled to vest in full on the earlier of (i) the one-year anniversary of the grant date or (ii) the date of the next Annual Meeting following the grant date, in each case subject to the Outside Director continuing to be an Outside Director through the applicable vesting date. 2

d. Additional Terms of Initial Awards and Annual Awards. The terms and conditions of each Initial Award and Annual Award will be as follows: i. Each Initial Award and Annual Award will be granted under and subject to the terms and conditions of the Plan and the applicable form of Award Agreement approved by the Board or its Compensation Committee. ii. For purposes of this Policy, the “Value” of an Award means the grant date fair value as determined in accordance with U.S. generally accepted accounting principles, or such other methodology that the Board or any committee of the Board designated by the Board with appropriate authority (the “Designated Committee”), as applicable, may determine prior to the grant of the applicable Award becoming effective. “Value” for purposes of any cash payment shall equal the amount of the payment. iii. Changes to the Policy and Discretionary Awards. The Board or the Designated Committee, as applicable and in its discretion, may, on a prospective basis, change the terms of Initial Awards and Annual Awards to be granted in the future under this Policy, including, without limitation, the number of Shares subject thereto and type of Award. Outside Directors will be eligible to be selected to receive each type of Award (other than Incentive Stock Options) available under the Plan. In addition to the Awards to Outside Directors granted automatically under the Policy, Outside Directors also will be eligible to be selected to receive discretionary Awards (other than Incentive Stock Options) as provided in the Plan. 3. OTHER COMPENSATION AND BENEFITS Outside Directors shall be eligible to receive other compensation and benefits, as may be determined by the Board or its Designated Committee, as applicable, from time to time. Such compensation or benefits may, in the discretion of the Board or its Designated Committee, may be in lieu of, or in addition to, the compensation and benefits provided by the Policy. 4. CHANGE IN CONTROL In the event of a Change in Control, each Outside Director who is serving as such immediately prior to the Change in Control automatically will fully vest in his or her then-outstanding but unvested Awards. 5. ANNUAL COMPENSATION LIMIT The total compensation provided to an Outside Director during any Fiscal Year may not exceed $750,000 (determined based on the total Value of Awards, cash retainers and fees provided for such Fiscal Year (excluding reimbursements)). In the Fiscal Year containing an Outside Director’s Initial Start Date, such limit will be increased to $1,000,000. Any Awards or other compensation provided to an individual (a) for services as an Employee, or for services as a Consultant other than as an Outside Director, or (b) prior to the Effective Date, will be excluded for purposes of applying the above limit. 3

6. TRAVEL EXPENSES Sonder will reimburse each Outside Director’s reasonable, customary, and properly documented, out-of-pocket travel expenses to attend meetings of the Board and any of its committees, as applicable. Reimbursements also will be subject to Sonder’s additional travel policies as they may exist from time to time. 7. CODE SECTION 409A In no event will cash compensation or expense reimbursement payments under this Policy be paid after the later of (a) the fifteenth (15th) day of the third (3rd) month following the end of the Company’s taxable year in which the compensation is earned or expenses are incurred, as applicable, or (b) the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which the compensation is earned or expenses are incurred, as applicable, in compliance with the “short-term deferral” exception under Code Section 409A. It is the intent of this Policy that this Policy and all payments hereunder be exempt or excepted from or otherwise comply with the requirements of Code Section 409A so that none of the compensation to be provided hereunder will be subject to the additional tax imposed under Code Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or comply. In no event will the Company Group have any responsibility, liability or obligation to reimburse, indemnify, or hold harmless an Outside Director or any other person for any taxes imposed, or other costs incurred, as a result of Code Section 409A. 8. STOCKHOLDER APPROVAL The Policy (as in effect prior to the Amendment Effective Date) was approved by the Company’s stockholders prior to the Effective Date. Unless otherwise required by applicable law, no further stockholder approval of the Policy has been or will be required (including, but not limited to, any amendment or termination of the Policy). 9. DEFINED TERMS Unless otherwise defined herein, capitalized terms used in this Policy will have the meaning given such term in the Plan. 10. TAXES Each Outside Director will be solely responsible for any tax obligations incurred by such Outside Director as a result of Director Compensation received by such individual. 11. OUTSIDE DIRECTORS ONLY Any Director who also is an employee of the Company will not be eligible to receive compensation under this Policy. Any such employee-Director will not receive additional compensation (apart from normal employee compensation) for service on the Board. 4

12. EFFECTIVE DATE This Policy was originally effective on January 18, 2022, the date of the consummation of the merger by and among Sonder Operating Inc. (f/k/a Sonder Holdings Inc.), the Company (f//k/a Gores Metropoulos II, Inc.), and certain other parties, pursuant to that certain Agreement and Plan of Merger dated April 29, 2021, as amended (such date, the “Effective Date”). * * * 5